UNITED STATES
                 	SECURITIES AND EXCHANGE COMMISSION
                       	Washington, D.C. 20549

                            	____________

                              	FORM 8-K

                           	CURRENT REPORT
               	Pursuant to Section 13 or 15(d) of the
                  	Securities Exchange Act of 1934

                       	_____________________


  Date of Report (Date of earliest event reported) June 23, 2000


                 	Freeport-McMoRan Copper & Gold Inc.
       	(Exact name of registrant as specified in its charter)


	     Delaware		                 1-9916	     		         74-2480931
	(State of incorporation)	 (Commission File Number)   (IRS Employer
                                                    Identification No.)



          1615 Poydras Street, New Orleans, Louisiana        70112
          	(Address of principal executive offices)				    (Zip Code)



                             	(504) 582-4000
           	(Registrant's telephone number, including area code)


                                   	N/A
        	(Former name or former address, if changed since last report)

Item 5.	Other Events.

	On June 23, 2000, Freeport-McMoRan Copper & Gold Inc. issued the press release attached hereto as Exhibit 99.

Item 7.	Financial Statements and Exhibits

	(c)	Exhibits.

	99.	Press release, dated June 23, 2000, issued by Freeport-McMoRan Copper
& Gold Inc.


                                 	SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

						FREEPORT-McMoRan COPPER & GOLD INC.



						By:/s/ Christopher D. Sammons
         ---------------------------
   							Christopher D. Sammons
			   				Vice President




Date: June 26, 2000